EXECUTION VERSION

SUBORDINATION AGREEMENT

FOR SELLER SUBORDINATED NOTE

Dated: August 11, 2017

To:	Super G Capital LLC, as Term Lender
23 Corporate Plaza, Suite 100
Newport Beach, CA 92660
Attention: Marc Cole, Chief Financial Officer
Fax: (949) 734-7486
Email: marc@supergcapital.com

Prestige Capital Corporation, as a Revolving Lender
400 Kelby Street, 14th Floor, Fort Lee, New Jersey 07024
Attn: Harvey L. Kaminski
Fax: 201-944-9477
Email: HKaminski@prestigecapital.com

SharedLabs, Inc., a Delaware corporation (“Parent”), iTech US, Inc., a Virginia corporation (“iTech”), and Kishore Khandavalli (the “undersigned”), as the shareholder of iTech, are parties to that certain Stock Purchase Agreement (together with any and all amendments, supplements or other modifications thereto, the “Purchase Agreement”), dated as of June 30, 2017, pursuant to which, among other things, Parent purchased all of the stock of iTech (the “Acquisition Transaction”); the Purchase Agreement and all other agreements, documents and instruments executed and delivered in connection with the Acquisition Transaction, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the “Acquisition Transaction Documents”;

To induce Prestige Capital Corporation, a finance company (“Revolving Lender”) to establish credit facilities for making advances and extending credit to and for the benefit of iTech and Smart Works, LLC, a New Jersey limited liability company (“Smart Works”) pursuant to the terms of those certain Purchase and Sale Agreements between Revolving Lender, on the one hand, and iTech and Smart Works, on the other, each dated August ___, 2017, as the same have been and may hereafter be amended, supplemented, restated, replaced, refinanced or otherwise modified from time to time (collectively, the “Prestige Credit Agreements”) and to induce Super G Capital LLC, a Delaware limited liability company (“Term Lender” and together with the Revolving Lender, each a “Senior Creditor” and collectively the “Senior Creditors”) to establish a credit facility for making loans and extending credit to and for the benefit of Parent, iTech and Smart Works (collectively, the “Borrowers”) pursuant to the terms and conditions of that certain Business Loan and Security Agreement, dated of even date herewith, as the same may be amended, supplemented, restated, replaced, refinanced or otherwise modified from time to time (the “Super G Credit Agreement”; together with the Prestige Credit Agreements, collectively the “Credit Agreements” and each a “Credit Agreement”), the undersigned hereby agrees as follows:

1. The payment of any and all Subordinated Debt (as defined below) is expressly subordinated to the Senior Debt (as defined below) to the extent and in the manner set forth in this Subordination Agreement. The term “Subordinated Debt” means the following indebtedness, liabilities and obligations of Borrowers, or any of them, now existing or hereafter arising, to the undersigned: (i) obligations owing by Borrowers, or any of them, to the undersigned evidenced by that certain Promissory Note dated effective as of June 30, 2017 (“Subordinated Note”) executed by Parent payable to the order of the undersigned in the original principal amount of $2,850,000; and (ii) any other obligations in respect of the Subordinated Note owing by Borrowers, or any of them, now or hereafter to the undersigned. The term “Senior Debt” means any and all Obligations (as defined in each of the Credit Agreements) of Borrowers, or any of them, to any Senior Creditor under, in connection with or in any way related to (including debtor-in-possession financing) the Credit Agreements (including, without limitation, any interest accruing thereon after maturity or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding). The undersigned and Borrowers shall not amend or modify the Subordinated Note in any manner whatsoever without the prior written consent of Revolving Lender and Term Lender, and Borrowers shall not be permitted to prepay the Subordinated Note without the prior written consent of the Secured Creditors. For the avoidance of doubt, payments of principal and interest under the Subordinated Note permitted under Section 2 hereof shall not be prohibited or otherwise restricted by the immediately preceding sentence. Notwithstanding anything to the contrary contained in this Subordination Agreement, each Senior Creditor shall constitute a Senior Creditor under the terms hereof until such time when all Senior Debt owing to such Senior Creditor has been indefeasibly paid and satisfied in full and such Senior Creditor’s commitments to extend any further Senior Debt have been terminated.

2. So long as (a) no Event of Default has occurred under any Credit Agreement prior to and immediately after giving effect to, and no Event of Default would result from the making of, any such payments, Borrowers will pay to Term Lender for the benefit of the undersigned, and promptly following receipt Term Lender shall promptly remit to the undersigned, regularly scheduled payments of principal and interest under the Subordinated Note when due. Without limiting the foregoing, until the Senior Debt is indefeasibly paid in full, Borrowers may not make, and the undersigned may not accept, any prepayments of principal under the Subordinated Note without the prior written consent of Senior Creditors; provided, however, that the principal amount of the Subordinated Note may be reduced in accordance with the terms of the Subordinated Note. Upon the occurrence of an Event of Default under the Purchase Agreement and provision of notice of such Event of Default to the undersigned, describing the nature of the Event of Default with particularity (the “Payment Blockage Notice”), until the Senior Debt is indefeasibly paid in full, or until such Event of Default has been waived in writing by Revolving Lender and Term Lender, in Revolving Lender’s and Term Lender’s sole and absolute discretion, Borrowers shall not pay, and the undersigned shall not accept, any payments of any kind associated with the Subordinated Debt, provided however, that the total number of days during which any Payment Blockage Notice is in effect may not exceed 270 days in the aggregate during any 360 day period, and after such 270th day any such Payment Blockage Notice shall expire. Notwithstanding anything in the foregoing to the contrary, nothing contained in this Subordination Agreement shall prevent the accrual of interest and other payments that would, but for the provisions of this Subordination Agreement, be payable or deliverable in respect of the Subordinated Debt; provided, that no such accrued interest or payments shall actually be paid or delivered until otherwise permitted by this Section 2. Payments on the Subordinated Note may and will be resumed (including any missed payments), and the undersigned shall be permitted to receive such payments hereunder, on earlier of: (x) the date on which Event of Default has been waived in writing by Revolving Lender and Term Lender, in Revolving Lender’s and Term Lender’s sole and absolute discretion; (y) the date of expiration of a Payment Blockage Notice as described above; or (z) the date on which the total number of days that any regularly scheduled payments of principal or interest on the Subordinated Note are blocked, withheld, delayed or otherwise unpaid exceeds 270 days in the aggregate during any 360 day period.

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3. Any payments on the Subordinated Debt received by the undersigned other than as expressly permitted in Section 2 above, shall be held in trust for Senior Creditors and the undersigned will forthwith turn over any such payments in the form received, properly endorsed, to Revolving Lender and Term Lender to be applied to the Senior Debt as determined by Revolving Lender and Term Lender.

4. Intentionally Omitted.

5. The undersigned agrees that it will not make any assertion or claim in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to (i) the Revolving Lender, or (ii) Term Lender, under and in connection with the Credit Agreements, or any amendment, extension, replacement thereof or related agreement, instrument or document among any Senior Creditor and Borrowers or any of them.

6. The undersigned will not commence any action or proceeding against any Borrower to recover all or any part of the Subordinated Debt not paid when due and shall at no time join with any creditor in bringing any proceeding against any Borrower under any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency law now or hereafter existing (collectively, an “Insolvency Proceeding”), during any period in which the undersigned is not permitted to receive payments under Section 2 hereof. Subject to the foregoing, the undersigned may accelerate the amount of the Subordinated Debt upon the occurrence of an Insolvency Proceeding with respect to any Borrower.

7. In the event of any Insolvency Proceeding of any Borrower, the undersigned will, at Senior Creditors’ request, file any claims, proofs of claim, or other instruments of similar character necessary to enforce the obligations of such Borrower in respect of the Subordinated Debt and will hold in trust for Senior Creditors and pay over to Senior Creditors in the same form received, to be applied on the Senior Debt as determined by Senior Creditors, any and all money, dividends or other assets received in any such proceedings on account of the Subordinated Debt, unless and until the Senior Debt shall be indefeasibly paid and satisfied in full, including, without limitation, interest owing to Senior Creditors after the commencement of an Insolvency Proceeding at the rates specified in the Credit Agreements, whether or not such interest is an allowable claim in any such proceeding (provided the foregoing shall not be deemed to restrict Subordinated Note payments permitted to be made pursuant to the terms hereof prior to the commencement of any such Insolvency Proceeding). Any Senior Creditor may, as attorney-in-fact for the undersigned, take such action on behalf of the undersigned, and the undersigned hereby appoints each such Senior Creditor as attorney-in-fact for the undersigned to demand, sue for, collect, and receive any and all such money, dividends or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character, to vote such claim to accept or reject any plan proposed in such proceeding and to take such other proceedings in each such Senior Creditor’s name or in the name of the undersigned, as such Senior Creditor may deem necessary or advisable for the enforcement of this Subordination Agreement, and any sums received by such Senior Creditor in connection with such claim shall be applied to the Senior Debt (whether or not the same are then due) to the extent thereof (and the undersigned shall not object to any act or omission by any Senior Creditor in respect of the foregoing). The undersigned will execute and deliver to each Senior Creditor such other and further powers of attorney or other instruments as such Senior Creditor reasonably may request in order to accomplish the foregoing.

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8. Senior Creditors may at any time and from time to time, without the consent of or notice to the undersigned, without incurring responsibility to the undersigned, and without impairing or releasing any of Senior Creditors’ rights, or any of the obligations of the undersigned, hereunder:

(a) Change the amount, manner, place or terms of payment or change or extend the time of payment of or renew or alter the Senior Debt, or any part thereof, or amend, supplement or replace the applicable Credit Agreement and/or any notes executed in connection therewith in any manner or enter into or amend, supplement or replace in any manner any other agreement relating to the Senior Debt (collectively the “Senior Debt Documents”), provided that without the prior written consent of the undersigned, the Senior Debt Documents shall not be amended so as to: (i) contravene the provisions of this Agreement; or (ii) modify any provision of the Senior Debt Documents to further restrict the Borrowers from making any payments under the Subordinated Note in addition to those in existence on the date hereof;

(b) Sell, exchange, release or otherwise deal with all or any part of any property at any time pledged or mortgaged by any party to secure or securing the Senior Debt or any part thereof;

(c) Release anyone liable in any manner for the payment or collection of the Senior Debt;

(d) Exercise or refrain from exercising any rights against Borrowers, or any of them, or any other Person (including the undersigned); and

(e) Apply sums paid by any party to the Senior Debt in any order or manner as determined by Senior Creditors.

9. The undersigned will advise each future holder of all or any part of the Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent provided herein. The undersigned represents that no part of the Subordinated Debt or any instrument evidencing the same has been transferred or assigned and the undersigned will not transfer or assign, except to Senior Creditors, any part of the Subordinated Debt while any Senior Debt remains outstanding, unless such transfer or assignment is made expressly subject to this Subordination Agreement and upon prior written notice being given to Senior Creditors. The undersigned covenants to cause any transferee or assignee of any of the Subordinated Debt, prior to acquiring such transferred or assigned interest, to execute and deliver a counterpart of this Subordination Agreement to Senior Creditors or to execute and deliver a subordination agreement on terms substantially the same as those contained in this Subordination Agreement.

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10. This Subordination Agreement contains the entire agreement between the parties regarding the subject matter hereof and may be amended, supplemented or modified only by written instrument executed by Senior Creditors, Borrowers and the undersigned. To the extent that any provisions of this Subordination Agreement conflict with the provisions of any Credit Agreement in respect of payments to the undersigned, the provisions of this Agreement shall control. The Senior Creditors each hereby represent and warrant that they have provided to the undersigned on or before the date hereof a true, correct and complete copy of each Credit Agreement and each other agreement, document, or instrument with or in favor of the Senior Creditors under which a Default or Event of Default may arise for purposes of Section 2 hereof.

11. The undersigned represents and warrants that (a) neither the execution or delivery of this Subordination Agreement nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions, or provisions of or constitute a default under any agreement or instrument to which the undersigned or any of the undersigned’s assets is now subject; (b) the undersigned is sui juris and has the full right, power, authority and capacity to enter into this Subordination Agreement; (c) the making and performance by the undersigned of this Subordination Agreement does not and will not violate any provision of law, rules, regulations, or orders affecting the undersigned or the Subordinated Debt; (d) this Subordination Agreement has been duly and validly executed and delivered by the undersigned and constitutes the legal, valid and binding obligation of the undersigned enforceable in accordance with its terms; and (e) no approval or consent of, or filing or registration with, any state or federal regulatory or governmental authority is required in connection with the execution, delivery and performance of this Subordination Agreement.

12. Any notice of acceptance of this Subordination Agreement is hereby waived.

13. This Subordination Agreement may be assigned by Senior Creditors in whole or in part in connection with any assignment or transfer of any portion of the Senior Debt, and, in connection with such assignment or transfer, the undersigned shall, if requested by such assignee or transferee, execute with such assignee or transferee a subordination agreement substantially similar to this Subordination Agreement.

14. This Subordination Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective heirs, successors, representatives and assigns, shall be irrevocable and shall remain in full force and effect until the Senior Debt shall have been indefeasibly paid and satisfied in full in cash, but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of any Borrower with regard to the Senior Debt is rescinded or must otherwise be restored or returned upon any Insolvency Proceeding of any Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee, custodian, or similar officer, for any Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

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15. Except as provided in Section 2 above, Borrowers agree that they will not make any payment on any of the Subordinated Debt, or take any other action in contravention of the provisions of this Subordination Agreement.

16. In the event that the Senior Debt is refinanced in full, the undersigned agrees at the request of such refinancing party to enter into a subordination agreement on terms substantially the same as those contained in this Subordination Agreement with respect to amounts first becoming due after such date, so long as the terms of such refinancing permit the repayment of the Subordinated Debt as and when due, on terms no more restrictive or limiting than those set forth under the Credit Agreements as in effect on the date hereof.

17. This Subordination Agreement, and all matters arising herefrom or relating hereto (whether arising in tort, contract or otherwise), shall be governed by and construed in accordance with the laws of the State of New York, without regard to its otherwise applicable principles of conflicts of laws. The provisions of this Subordination Agreement and other agreements and documents referred to herein are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect. Each party hereto irrevocably consents to the jurisdiction of the state or federal courts located in the State of New York or of the United States of America for the Southern District of New York, in each located in the County of New York, in any and all actions and proceedings whether arising hereunder or under any other agreement or undertaking. EACH PARTY HERETO HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST ANY SENIOR CREDITOR WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO.

18. In the event of any conflict between any term, covenant or condition of this Subordination Agreement and any term, covenant or condition of the Subordinated Note, the provisions of this Subordination Agreement shall control and govern.

19. All of the rights of each Senior Creditor are subject to that certain Intercreditor Agreement dated of even date herewith between Revolving Lender and Term Lender and acknowledged by Borrowers.

20. Two or more duplicate originals, as well as counterparts, of this Subordination Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. Signature delivered by electronic mail, facsimile or other electronic transmission shall bind the parties hereto.

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21. The undersigned and iTech are parties to that certain Purchase and Sale Agreement (the “Seller Receivables Purchase Agreement”), dated of even date herewith, pursuant to which iTech has sold, transferred and assigned to the undersigned all of iTech’s right, title and interest in and to those specific accounts receivable owing to iTech described as Invoices over 90 Days and totaling $266,671.52 detailed in the Accounts Receivable Detailed Term Aging By Company Name as of 08/07/17 Corporation #: 200 Smartworks, LLC report sent to SharedLabs, Inc. (“SL”) on August 7, 2017 and those receivables described as Invoices over 90 Days and totaling $118,674.96 detailed in the Accounts Receivable Detailed Term Aging By Company Name as of 08/07/17 Corporation #: 100 iTech US, Inc. report sent to SL on August 7, 2017 together with all rights of action accrued or to accrue thereon, including without limitation, full power to collect, sue for, compromise, assign or in any other manner enforce collection thereof in the undersigned’s name or otherwise (the “Accounts”). As consideration for such assignment, the undersigned has extended financing to SL, the parent corporation of iTech, as evidenced by a promissory note in the original principal amount of $231,289 dated as of June 30, 2017 (the “Seller Receivables Note”). The obligations, indebtedness and liabilities of iTech and SL under the Seller Receivables Purchase Agreement and the Seller Receivables Note (collectively, the “Seller Receivables Debt”) shall not be deemed to be Subordinated Debt for purposes of this Subordination Agreement. Each Senior Creditor hereby consents to iTech’s assignment of the Accounts to the undersigned and releases any liens or security interests that it has in the Accounts or proceeds thereof. Any payments or amounts paid to or received by any Borrowers shall be held and received in trust for the benefit of the undersigned. The parties hereto agree at all times, whether before, after or during the pendency of any Insolvency Proceeding and notwithstanding the priorities that would ordinarily result from the order of granting or perfection of any liens or security interests, the order of filing or recording of any financing statements, or the priorities that would otherwise apply under applicable law, that undersigned’s rights in the Accounts and proceeds thereof shall be superior to any lien or other security interest of any Senior Creditor in the same Accounts now existing or hereafter arising pursuant to the Senior Credit Agreements or any related documents or agreements entered into in connection therewith, by operation of law or otherwise. Each Senior Creditor hereby consents to the payment of principle and interest under the Seller Receivables Note in accordance with its terms and the terms of the Seller Receivables Purchase Agreement, as and when due.

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Dated as of the date and year first set forth above.

Kishore Khandavalli

Intending to be legally bound, each Borrower consents and agrees to the terms of the Subordination Agreement as of the date first above written:

SHAREDLABS, INC.

By:
Name:
Title:

ITECH US, INC.

By:
Name:
Title:

SMART WORKS, LLC

By:
Name:
Title:

[SIGNATURE PAGE TO ITECH SELLER SUBORDINATION AGREEMENT]

Agreed to and Acknowledged:

SUPER G CAPITAL LLC, as Term Lender

By:
Name:	Marc Cole
Title:	Chief Financial Officer

PRESTIGE CAPITAL CORPORATION, as a Revolving Lender

By:
Name:	Harvey L. Kaminski
Title:	President/CEO

[SIGNATURE PAGE TO ITECH SELLER SUBORDINATION AGREEMENT]